UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

LEE ENTERPRISES, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street,

Davenport, Iowa 52807

(Address of Principal Executive Offices)

(563) 383-2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Rights Agreement

On February 4, 2026, Lee Enterprises, Incorporated (the “Company”) and Equiniti Trust Company, LLC (the “Rights Agent”) entered into Amendment No. 2 (“Amendment No. 2”) to the Rights Agreement, dated as of March 28, 2024, by and between the Company and the Rights Agent (as amended by Amendment No. 1 to the Rights Agreement, dated as of March 26, 2025, the “Rights Agreement”).

Amendment No. 2 terminated the Rights Agreement by advancing the Final Expiration Time (as defined in the Rights Agreement) to 5:00 P.M., New York City time, on February 4, 2026. As a result, all of the Rights (as defined in the Rights Agreement) expired and are no longer outstanding.

Amendment No. 2 is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference thereto.

Registration Rights Agreement

In connection with the Closing (as defined below), on February 5, 2026, as previously disclosed, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors (as defined below). Pursuant to the Registration Rights Agreement, the Company agreed to provide the Investors certain customary registration rights, including the registration of the Shares (as defined below) for resale. The Company is required to use commercially reasonable efforts to file a registration statement with the SEC covering the resale by the Investors of their Shares within 60 days following the Closing.

The Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference thereto.

Credit Agreement Amendment

As previously disclosed, on December 30, 2025, the Company entered into the Second Amendment to Credit Agreement (the “Credit Agreement Amendment”), which amended the Company’s existing Credit Agreement, dated January 29, 2020 (as amended by that Waiver and Amendment dated May 1, 2025), with BH Finance LLC.

The amendments set forth in the Credit Agreement Amendment became operative upon the Company’s receipt of the proceeds of the Private Placement (as defined below) at the Closing.

Pursuant to the Credit Agreement Amendment, among other things, the parties agreed to: (i) for a period of five years following the Closing, reduce the applicable margin on the Company’s 25-year term loan from 9.00% to 5.00% (the “Interest Rate Reduction”), (ii) amend the definition of “Change of Control” to exclude the beneficial ownership of the Investors and their affiliates and (iii) for a period of five years following the Closing, amend the definition of “Excess Cash Flow” such that the minimum amount of cash-on hand held by the Company before being deemed Excess Cash Flow would be equal to $64.0 million. The Interest Rate Reduction is expected to result in interest savings of approximately $18 million annually and up to $90 million over the five-year period.

Item 3.02 Unregistered Sales of Equity Securities.

On February 5, 2026, the Company closed (the “Closing”) its previously announced private placement (the “Private Placement”) and, pursuant to the terms of that certain stock purchase agreement (the “Purchase Agreement”) by and among the Company, David Hoffmann (the “Anchor Investor”) and certain additional investors (the “Other Investors” and, together with the Anchor Investor, the “Investors”), sold an aggregate of 15,384,615 shares (the “Base PIPE Common Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $3.25 per share to the Investors. In connection with the Closing, pursuant to the terms of the Purchase Agreement, the Company issued an additional 615,385 shares of Common Stock (the “Fee Reimbursement Shares” and, together with the Base PIPE Common Shares, the “Shares”) as reimbursement of certain of the Anchor Investor’s expenses at a price of $3.25 per share.

As a result of the consummation of the Private Placement, a change of control of the Company occurred on February 5, 2026. As of such date, the Anchor Investor and his affiliates held 11,528,340 shares of Common Stock, having purchased 10,909,440 shares of common stock for an aggregate purchase price of $35,455,680.00. Upon the Closing, the Anchor Investor holds, directly or indirectly, approximately 52% of the Company’s outstanding Common Stock as of the Closing. The source of funds for the Anchor Investor’s purchase of the Shares was on-hand capital.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. The Company is relying on this exemption from registration based in part on representations made by the Investors. At the time of issuance, the Shares were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure set forth above in Item 1.01 and below in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01 Changes in Control of Registrant.

The disclosure set forth above in Item 3.02 and below in Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, in connection with the Closing, Kevin Mowbray, the Company’s President and Chief Executive Officer and a member of the Company’s board of directors, voluntarily retired from his positions at Company and its subsidiaries and affiliates effective as of February 5, 2026. Pursuant to Mr. Mowbray’s Retirement and Transition Agreement with the Company, the Company has agreed to pay (i) a severance payment to Mr. Mowbray of $1,500,000 payable in thirty-six installments and (ii) COBRA medical premiums for a period of 18 months for Mr. Mowbray and his spouse. Mr. Mowbray agreed to provide consultation, advice and assistance in the transition and operation of the Company’s business as reasonably requested by the Company through May 31, 2026. Mr. Mowbray’s decision is not the result of any disagreement with the Company or its operations, policies or practices.

The Company has initiated a search process to identify a new Chief Executive Officer. Nathan Bekke, the Company’s current Chief Operating Officer, has been appointed Interim Chief Executive Officer, effective as of February 5, 2026.

Mr. Bekke’s biographical information is disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on January 16, 2025, and such information is incorporated herein by reference. There are no arrangements or understandings between Mr. Bekke and any other persons pursuant to which Mr. Bekke was selected as Interim Chief Executive Officer. Mr. Bekke has no family relationships with any director or executive officer of the Company. Mr. Bekke is not a party to any transaction required to be disclosed under Item 404(a) of Regulation S-K.

As previously disclosed, Timothy R. Millage, Vice President, Chief Financial Officer, and Treasurer of the Company, announced his decision to resign from his positions with the Company to pursue an opportunity in church ministry. Mr. Millage’s resignation became effective as of February 3, 2026. Mr. Millage has agreed to provide consulting services to the Company through May 31, 2026. Mr. Millage’s decision is due to personal reasons and not the result of any disagreement with the Company or its operations, policies or practices.

The Company has initiated a search process to identify a new Chief Financial Officer. Josh Rinehults, the Company’s current Vice President of Operations and Finance, has been appointed as Vice President, Interim Chief Financial Officer, and Treasurer, effective as of February 3, 2026.

Mr. Rinehults, age 45, has served as the Company’s Vice President of Operations and Finance since November 2020 and, prior to that, the Company’s Finance Director since March 2020. Prior to his service with the Company, Mr. Rinehults served in various financial and accounting roles with the BH Media Group from 2012 to 2020 and Media General from 2007 to 2012 and, prior to those roles, as a senior auditor with Ernst & Young LLP from 2003 to 2007. There are no arrangements or understandings between Mr. Rinehults and any other persons pursuant to which Mr. Rinehults was selected as Interim Chief Financial Officer. Mr. Rinehults has no family relationships with any director or executive officer of the Company. Mr. Rinehults is not a party to any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Pursuant to the Purchase Agreement, the Anchor Investor has the right to designate for nomination or otherwise appoint one individual to serve on the Company’s board of directors. On February 5, 2026, David Hoffmann was appointed to the Company’s board of directors for a term ending at the Company’s 2028 annual meeting. Additionally, pursuant to the Company’s second amended and restated bylaws, the board of directors appointed Mr. Hoffmann as Chairman, replacing Mary E. Junck, who previously served in the role. Ms. Junck is expected to remain a director on the Company’s board through the expiration of her term at the Company’s 2028 annual meeting. The disclosure set forth above in Item 3.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report on Form 8-K, on February 3, 2026, the Company held a special meeting of its stockholders (the “Special Meeting”) at which, among other matters of business acted upon, the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation to increase the number of shares of Common Stock authorized for issuance from 12,000,000 shares to 40,000,000 shares (the “Additional Common Stock Proposal”). The Charter Amendment became effective as of February 3, 2026.

The Charter Amendment is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the Charter Amendment is qualified in its entirety by reference thereto.

In connection with the adoption of the Rights Agreement on March 28, 2024, the Company previously filed a certificate of designation with the Secretary of State of the State of Delaware setting forth the powers, preferences and relative, participating, optional and other special rights of the Series C Participating Convertible Preferred Stock, without par value (the “Series C Preferred Stock”), issuable upon exercise of the Rights.

Following the expiration of the Rights and the termination of the Rights Agreement, on February 4, 2026, the Company filed a certificate of elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Series C Preferred Stock and returning them to authorized but unissued shares of the Company’s Serial Convertible Preferred Stock, without par value, without designation.

The Certificate of Elimination is filed with this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference. The foregoing description of the Certificate of Elimination is qualified in its entirety by reference thereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Special Meeting on February 3, 2026.

On February 3, 2026, Broadridge Investor Communication Solutions, Inc., the independent inspector of election for the Special Meeting (the “Inspector of Election”), issued its final report certifying the final voting results for the Special Meeting. Set forth below are the final voting results as provided by the Inspector of Election.

Each share of Common Stock outstanding on January 2, 2026, the record date for the Special Meeting (the “Record Date”), had one vote on each proposal. On the Record Date, there were 6,243,660 shares of Common Stock outstanding. Present at the Special Meeting were holders of 3,979,350 shares of Common Stock, all represented by proxy, or approximately 63.73% of the outstanding shares of Common Stock entitled to vote at the Special Meeting as of the Record Date, constituting a quorum. There were no broker non-votes at the Special Meeting as all proposals were deemed “non-routine” such that no broker had discretionary authority to vote any shares of Common Stock at the Special Meeting.

For more information about the proposals set forth below, please see the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on January 20, 2026 (the “Proxy Statement”).

Additional Common Stock Proposal: A proposal to approve the Charter Amendment.

For	Against
3,940,241	39,109

Nasdaq 20% Share Issuance Proposal: A proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of the Shares at a purchase price of $3.25 per share pursuant to the Purchase Agreement.

For	Against	Abstain
3,950,483	28,222	645

Nasdaq Change of Control Proposal: A proposal to approve, for purposes of Nasdaq Listing Rule 5635(b), the issuance of the Shares to certain investors pursuant to the Purchase Agreement.

For	Against	Abstain
3,942,482	27,067	9,801

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to the Company’s stockholders.

Item 7.01 Regulation FD.

On February 5, 2026, the Company issued a press release announcing the Closing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished by and incorporated by reference in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This communication includes forward-looking statements, including statements relating to the effects of the Private Placement and the Credit Agreement Amendment and any expected interest savings as a result thereof. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “potential,” “outlook” or “shall,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: changes in the Company’s corporate governance; competition and pricing pressures; and economic conditions generally. All forward-looking statements set forth in this communication are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this communication speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Charter Amendment.
3.2	Certificate of Elimination.
4.1	Amendment No. 2 to Rights Agreement, dated as of February 4, 2026, by and between the Company and Equiniti Trust Company, LLC.
10.1*	Registration Rights Agreement, dated February 5, 2026, by and among the Company, David Hoffmann and the Other Investors party thereto.
99.1	Press Release, dated February 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of any omitted schedule or exhibit to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2026

LEE ENTERPRISES, INCORPORATED

By:	/s/ Joshua Rinehults
Joshua Rinehults
Vice President, Interim Chief Financial Officer, and Treasurer